UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

Gladstone Commercial Corporation

(Exact name of registrant as specified in its chapter)

Maryland	001-33097	02-0681276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 200 McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Gladstone Commercial Corporation (the “Company”) disclosed in a Current Report on Form 8-K, filed on November 28, 2012, that George Stelljes III notified management of the Company of his intent to resign as a director and the co-vice chairman, chief investment officer, and assistant secretary of the Company in the near future. Mr. Stelljes has resigned; effective at the close of business on January 31, 2013. Additionally, Mr. Stelljes resigned from his positions as an officer and a director of Gladstone Management Corporation, the Company’s investment adviser (the “Adviser”), effective the same date. Mr. Stelljes will continue on as a consultant for the Adviser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation (Registrant)

February 1, 2013	By:	/s/ Danielle Jones
(Danielle Jones, Chief Financial Officer and Treasurer)